                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

                       SUPPLEMENT DATED FEBRUARY 25, 2002
                    TO THE PROSPECTUS DATED SEPTEMBER 4, 2001
                        WHICH DESCRIBES LINCOLN VULCV-II



Please review this Dollar Cost Averaging Supplement carefully, because it contains new information not in the Prospectus. It references and amends a specific section of the Prospectus. Keep this Supplement with the Prospectus.

1. The following is added at the end of the "Dollar Cost Averaging" sub-section of TRANSFERS AND ALLOCATION AMONG ACCOUNTS on page 15.

From time to time, Lincoln Life may offer special interest rate programs for Dollar Cost Averaging. Please consult your Registered Representative to determine the current availability and terms of these programs. Lincoln Life reserves the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect owners currently participating in the Dollar Cost Averaging program.